Prudential Back to School Conference

September 8, 2004

Agenda

1. Company Overview

2. Business Progress to Date

3. Opportunities Ahead to Create
Long-Term Value

4. Q & A

Forward-Looking Statements

This presentation relates to various aspects of Revlon, Inc.’s (“Revlon”) strategic, business and financial plans.  Statements made in this presentation which are not historical are forward-looking and based on management's estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, intent, opportunities, drivers, destination and expectations, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information. "E" and “F” denote estimated and forecasted data.

Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K for 2003, Quarterly
Reports on Form 10-Q in 2004 and Current Reports on Form 8-K in 2004.  Access to these filings is available on the SEC's website at
www.sec.gov.

Revlon does not generally publish or make publicly available its strategic plans or make external projections of its anticipated financial position or results of operations or the type of forward-looking information in this presentation.  Accordingly, except for the Company’s ongoing obligations under the U.S. federal securities laws, Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events.  Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economics or industry conditions or changes in specific industry categories in which Revlon operates.

Basis of Presentation

Revlon, Inc. is a public holding company with no business operations of its own.  Revlon, Inc.'s only material asset is all of the outstanding capital stock of Revlon
Consumer Products Corporation (“Products Corporation”), through which it conducts its business operations.  As such, its net (loss) income has historically consisted predominantly of the net (loss) income of Products Corporation and in 2001, 2002 and 2003 included approximately $1.5 million, $4.7 million and ($0.2) million, respectively, in expenses/(credits) primarily related to being a public holding company.  Unless otherwise noted, all references to data presented herein relate to
Revlon, Inc.

The data contained herein are both audited and unaudited and have been prepared from Revlon's internal and external reporting information.  Certain of the data are presented on an "ongoing" basis, unless otherwise noted, and exclude (i) the disposition of brands or businesses, (ii) restructuring, (iii) additional consolidation costs, primarily associated with the closing of the Phoenix and Canada facilities and (iv) executive severance.  In addition, certain of the data presented, where indicated, also exclude expenses related to the acceleration of aspects of the implementation of the stabilization and growth phase of Revlon's plan.  Ongoing operations is unaudited and a non-GAAP measure that Revlon believes is useful for its management and investors in understanding the financial operating performance and underlying strength of the business without the impact of such items.  Ongoing operations does not purport to represent the results of operations or our financial position that actually would have occurred had the foregoing transactions been consummated at the beginning of the periods presented.  Reflected in the Company’s
Form 8-K filed with the SEC on September 8, 2004 is a reconciliation of all non-GAAP financial measures contained in this presentation, including Adjusted EBITDA and “ongoing” operations, to their respective, most directly comparable GAAP measures.

Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA is a non-GAAP financial measure.
Revlon believes that Adjusted EBITDA is a financial metric that can assist Revlon and investors in assessing its financial operating performance and liquidity.  Revlon believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and the items described above.  Adjusted EBITDA should not be considered in isolation, or as a substitute for net income/(loss) or cash flow from/used for operating activities prepared in accordance with GAAP.  Adjusted EBITDA does not take into account our debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses.  EBITDA is defined differently for our credit agreement currently in effect.  Furthermore, other companies may define EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be comparable to EBITDA of other companies.

Except as otherwise noted, market share and market position data in this presentation are based upon retail dollar sales, derived from ACNielsen data, which is the aggregate of the drug channel, Target, Kmart, and Food and Combo stores, referred to as Total US All Outlets.  ACNielsen measures retail sales volume of products sold in the U.S. mass-market distribution channel.  Such data represent ACNielsen's estimates based upon data gathered by ACNielsen from market samples and are therefore subject to some degree of variance.  Additionally, as of August 4, 2001, ACNielsen data do not reflect sales volume from Wal-Mart Inc.  In some instances, as noted, Revlon has estimated the total U.S. mass market, including Wal-Mart and regional MVRs. You should read the notes presented in conjunction with the data presented herein.

The Revlon Story: Positioned For Growth

Significant Growth and
Profitability Improvements

Improved Customer Relationships

Strengthened Market Share Position

Strong Management Team

Powerful Brand Equities

Large and Attractive Category

Future Growth and
Margin Opportunity

The Revlon Story: Positioned For Growth

Significant Growth and
Profitability Improvements

Improved Customer Relationships

Strengthened Market Share Position

Strong Management Team

Powerful Brand Equities

Large and Attractive Category

Future Growth and
Margin Opportunity

2.7% CAGR
$30.0
$25.0
$20.0
$15.0
$10.0
$22.0
$22.5
$23.6
$24.1
$24.4
$25.3
$25.8
1997
1998
1999
2000
2001
2002
2003

5.4%CAGR
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$6.2
$6.7
$7.2
$7.6
$7.9
$8.3
$8.5
1997
1998
1999
2000
2001
2002
2003

REVLON

Source:  Euromonitor and Company estimates; includes all color cosmetics (mass, prestige, and direct).

Source:  ACNielsen Total U.S. All Outlets plus Wal-Mart and
Regional MVRs based on Company estimates after 2001,
NPD, Kline and Company, Find SVP and Euromonitor,
including Company estimates. Total U.S. Market includes
the mass channel, department, specialty and dollar stores,
direct and other miscellaneous channels.

Large and Attractive Category

Large global category with U.S. market consistently strong

Worldwide Total Category

Total U.S. Market Category

($bn)

($bn)

5.4% CAGR
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$6.2
$6.7
$7.2
$7.6
$7.9
$8.3
$8.5
1997
1998
1999
2000
2001
2002
2003

4.8% CAGR
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$2.9
$3.2
$3.5
$3.6
$3.6
$3.8
$3.8
1997
1998
1999
2000
2001
2002
2003

REVLON

Source:  ACNielsen Total U.S. All Outlets plus Wal-Mart and
Regional MVRs based on Company estimates after 2001.

Large and Attractive Category

U.S. Mass Market Category

($bn)

Source:  ACNielsen Total U.S. All Outlets plus Wal-Mart and
Regional MVRs based on Company estimates after 2001,
NPD, Kline and Company, Find SVP and Euromonitor,
including Company estimates. Total U.S. Market includes
the mass channel, department, specialty and dollar stores,
direct and other miscellaneous channels.

Total U.S. Market Category

($bn)

ALMAY
HYPO-ALLERGENIC

GATINEAU
PARIS

Mitchum

bozzano

REVLON

ULTIMA

CUTEX

Charlie

Jean Naté

REVLON

Powerful Brand Equities

®

Revlon’s Global Business

(1)  Includes Australia and South Africa.

      Note:  See reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

2003 Gross Sales: $1.6bn

Sales by Geography

Sales by Category

Europe

Far East1

Latin

America

North

America

9%

13%

7%

71%

Color

Cosmetics

Beauty Tools

71%

Hair

12%

Fragrances

Beauty Care

10%

4%

3%

(1)  Includes Australia and South Africa.

      Note:  See reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

(1)  Includes Australia and South Africa.

      Note:  See reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

Strong Position in Color Cosmetics

Revlon holds the #2 position in color cosmetics in the U.S.

Source:  Full year 2003 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

2003 U.S. Mass Market $ Share

All Other

22%

CoverGirl /

Max Factor

23%

34%

21%

L’Oreal / Maybelline

Revlon / Almay

REVLON
HIGH DIMENSION
COLORSILK
frost&glow

REVLON

$270mm category

#1 Brand with 23% $ share

$1.0bn category

7% $ Share

Revlon led $ category
growth in 2003

Other North American Businesses

Highly profitable businesses in key related categories

Source:  Full Year 2003 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

Hair Color

Beauty Tools

Mitchum
Max
Mitchum
COOL DRY
Mitchum
COOL DRY
Mitchum

Charlie
Charlie
Charlie

REVLON

$460mm category in mass; total
category $3.0bn including
Prestige1

Key Brands: Charlie, Ciara,
Jean Naté

$1.1bn category

6% $ Share

Other North American Businesses

Highly profitable businesses in key related categories

Source:  Full Year 2003 ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

(1)  Mass includes ACNielsen Perfumes, Colognes, EDT 52 weeks ending 9/03; Total category includes ACNielsen plus NPD Prestige estimate of $2.7bn.

Women’s Fragrances

Anti-Perspirants & Deodorants

International Overview

(1)

Includes Australia and South Africa.

      Note:  See reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

2003 Gross Sales: $462mm

Sales by Geography

Sales by Category

International represents an excellent growth opportunity moving forward

Far East1

32%

Europe

Latin America

Color

Cosmetics

Beauty Tools

1%

Hair

Fragrances

Beauty Care

46%

22%

61%

15%

15%

8%

What Held Revlon Back?

Inconsistent Execution

Lack of effective communication/execution
inside and outside of Revlon

Missed key dates with customers

Lost Share & Shelf Space

Lost 7.5 share points from 1998 to 2002

New product performance trailed
competitors

Little New Product Success

Inconsistent Brand Position

5 tag lines in 6 years for Revlon brand

Inconsistent imagery

Over-Leveraged

Limited operating flexibility

The Revlon Success Journey

Value Creation Continuum

S
u
s
t
a
i
n
a
b
l
e

B
u
s
i
n
e
s
s

M
o
d
e
l

Cost
Rationalization

Consolidated
Manufacturing/
Distribution

Reduced Overhead

2000-2001

Stabilize &
Begin To Grow

2002-2003

Continue
Growth
Momentum

Balance Top-Line
Growth with Margin
Improvement

Develop and Implement
Transformation
Initiatives

Significantly
Strengthen Balance
Sheet

2004E

Accelerated
Growth

2005-2006E

Accelerate Growth:

Accelerate Top-Line
Momentum

Significantly Improve
Margins

Restored
Consumer/Customer
Confidence

Reversed Market Share
Declines

Generated Top-Line
Growth

Business Progress to Date

5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
4.0%
-10.7%
-7.7%
-10.5%
0.1%
1.5%
-3.1%
1998
1999
2000
2001
2002
2003
1H 2004

Progress to Date: Market Share

Dramatically improved market share trends, behind improved
execution, better customer relationships and enhanced marketing

Source:  ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). 1H 2004 data includes Make-Up Removers, Kits and
Remaining Cosmetics, not included in prior periods.

Revlon + Almay $ Consumption Growth vs. Category Growth

A&P
Albertsons
BROOKS Pharmacy
COSTCO WHOLESALE
DR

ECKERD
GOODY'S
Harris Teeter
H-E-B
Kmart

Kroger
Longs Drugs
WAL★MART
MEIJER
Pathmark

Pharma Plus DRUGMARTS
Publix
SAFEWAY
ShopKo Neat Stuff. Neat Store.
SHOPPERS DRUG MART

TARGET
LONDON DRUGS
Walgreens
Wegmans
WINN DIXIE

REVLON

Dramatically improved customer relationships, resulting in formal recognition and incremental retail space in 2004

Progress to Date: Retail Customers

Carded Eye Initiative

Progress to Date: In-Store Execution

Source:  ACNielsen U.S. and Wal-Mart POS.

Notes:  Excludes Lash Tint and New Products (Lash Fantasy & Eye Glide); 2H 2003 results based on performance since reset.

$ Consumption % vs. Prior Year (Top 5 Accounts)

Strengthened in-store execution via increased wall graphics and carded eye initiative

Progress to Date: International

Significant progress achieved in 2003 and 2004 to-date to
strengthen internal capabilities to drive performance improvement

Installed stronger management in key positions and implemented more disciplined management processes

2003

1H 2004

Controlled costs; improved working capital management; and benefited from FX

Increased marketing behind NY-driven Revlon brand plans in key markets

Optimizing fixed cost structure in Europe and Latin America, including supply chain

$ mm

>+100%

NA

Operating Income

   +15%

+12%

Net Sales

% Change vs PY

Note:  All data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

Key Performance Drivers

Progress to Date: Financial Results

Strengthened financial performance through systemic business improvements, with 2004 forecasted to build on momentum
established in 2003

Note:  All data presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

                   $90

              +$31

                     7%

               $18

            -$1

                 3%

               $59

          +$45

                5%

             $14

    -$86

              1%

Operating Income

        Change Vs PY

        % of Net Sales

              $190

             +21%

                 14%

               $68

             --

            11%

          $157

       +30%

            12%

        $121

          10%

Adjusted EBITDA

        Change Vs PY

        % of Net Sales

$1,335 - $1,350

           +3%

          $625

             -1%

    $1,304

            +9%

  $1,195

Net Sales

        Change Vs PY

2002

2003

1H 2004

2004F

Progress to Date: Capital Structure

MacAndrews & Forbes
converts $516m of debt and
preferred stock into common
equity

Fidelity converts $196m of
debt into common equity

Other bondholders convert
$147m of debt into common
equity

Revlon enters into new
$960m credit facility with
Citigroup, replacing existing
facility and repurchasing/
redeeming outstanding 12% Sr.
Secured Notes

Refinancing reduces interest
expense and extends debt
maturities

Revlon commits to launch
a $110m equity offering by
3/06 and use proceeds to
further reduce debt

Over $1 Billion of Equity Invested and Committed

Significant operating flexibility created through debt-for-equity exchange offers and subsequent debt refinancing

Equity Offering by 3/06

7/9/04 Debt Refinancing

3/25/04 Exchange Offers

Note:  $1 billion of equity invested and committed includes $41 million purchase of shares by MacAndrews & Forbes in 6/03 rights offering.

The Destination Model

Significant Revenue

Growth Opportunity

(1)  Includes Other Revenues.

      Note:    2003 presented on an ongoing basis and adjusted for Growth Plan charges; see reconciliations of non-GAAP financial measures on our Form 8-K filed September 8, 2004.

Significant Margin Expansion Opportunity

14%

4%

Operating Income

20%

10%

Adjusted EBITDA

40%

47%

SG&A

54%

50%

Gross Margin

29%

32%

Cost of Goods

17%

18%

Returns/Allowances/Discounts1

100%

100%

Gross Sales

Destination
Model (Est.)

2003

Opportunities Ahead

Creating Business Momentum

Creating Business Momentum

Grow U.S. color cosmetics
category and share

Develop other U.S.
businesses

Leverage licensing
opportunities

Drive International growth
opportunities

Implement margin
transformation initiatives

Continue cost disciplines
across the organization

Create fixed-cost leverage
via top-line growth

Top-Line Drivers

Bottom-Line Drivers

7.8%
11.0%
9.3%
5.1%
3.6%
4.3%
0.2%
0.6%
< 1%
1997
1998
1999
2000
2001
2002
2003
1H 2004
2004F

REVLON

U.S. Mass Color Cosmetics

Source:  ACNielsen Total U.S. All Outlets (including estimates for Wal-Mart and Regional MVRs); 2004F based on Company estimates.

Category % Change Vs. Prior Year

Mass Cosmetics Advertising

[GRAPHICS OMITTED]

Consistent lack of differentiation in advertising among the
major players

Every woman has a story
It's not how you tell it
It's how you live it
super lustrous lipstick + lipgloss
REVLON

REVLON

Advertising and Marketing

The Revlon “Bellissimo” Campaign

New advertising campaign to drive Revlon brand equity and
stimulate the category in mass…

…increased purchase intent and strengthened key brand

   attributes in brand tracking studies.

New Revlon Spokesmodels

Kate Bosworth

Rising Young Actress

Age 23

Appeared in Blue Crush, The Horse
Whisperer, Remember The Titans

3 films releasing over next two years

Susan Sarandon

Actress, Activist, Mother

Age 57

5-time Academy Award nominee

Best Actress Academy Award
Winner for Dead Man Walking

6 films releasing over next two years

[GRAPHICS OMITTED]

Brand positioning and reach further reinforced with two new
spokesmodels

In-Store Programming

National TV

In-Store
Demo

In-Store

Media

THE WALL

Graphics

National
Print

Merchandising

In-Store

360o

New Product Development Process

Dramatically improved process and strategy to drive innovation and profitability

Revlon was introducing twice as many new products with half the success rate

1999 - 2001

Average Weekly Sales – 6 Months Post Launch

Rate of Intros

vs. Average

                 Competitor A         Competitor B           Competitor C                           Revlon                      Competitor D                          Almay

                            0.8X                                      0.6X                                       1.5X                                       1.8X                                      0.5X                                      1.1X

Average

Weekly

Sales

Note:  Average weekly sales – 6 months post launch based on ACNielsen Total US All-Outlets (excluding Wal-Mart and Regional
MVRs); excludes one-time-only products and shade extensions.  Based on Company estimates and BCG analysis.

2004 New Products

2004 new products contributing less to market share than did 2003 new products

Reflects cost of transition to new strategy

-0.7 pts

            21.9

            22.6

Total

+1.2 pts

            20.9

            19.7

Existing
Products

-1.9 pts

                  1.0

                  2.9

New Products

Change

2004

2003

Revlon + Almay 1H $ Market Share

Source:  ACNielsen Total U.S. All Outlets (excluding Wal-Mart and Regional MVRs).

Note:  New products defined as items introduced in given calendar year.

Cross-functionally developed and consumer insight driven, the
2005 line-up is expected to be the Company's strongest in years.

2005 New Products: Revlon Color Cosmetics

New Fabulash Mascara

Restaged Age Defying

New Packaging/Eye Products

ALMAY.
LINE-SMOOTHING
HYDRATING
MAKEUP
WITH KINETIN
PALE 01

REVLON

2005 New Products: Almay Color Cosmetics

Skin-Smoothing Foundation

Intense i-Color

Truly Lasting Lip Color

NEW
REVLON
CUTICLE STONE
NEW
REVLON
SLANT TIP TWEEZER
Designed to make every woman an expert
Comfort non-slip handles
Perfectly aligned tips
EXPERT EFFECT
NEW
REVLON
NAIL CLIP
Designed to make every woman an expert

REVLON

2005 New Products: Revlon Beauty Tools

Expert Effect

Accessories

NEW FORMULA!
LEAVES NO TRACE ON CLOTHES
Mitchum
So Effective You Could Skip A Day™
NEW FRESH WAVE
CLEAR GEL
Anti-Perspirant & Deodorant
NEW FORMULA!
LEAVES NO TRACE ON CLOTHES
Mitchum
So Effective You Could Skip A Day™
NEW RAINSTORM
CLEAR GEL
Anti-Perspirant & Deodorant
NEW FORMULA!
LEAVES NO TRACE ON CLOTHES
Mitchum
So Effective You Could Skip A Day™
NEW FLOWER FRESH
CLEAR GEL
Anti-Perspirant & Deodorant

REVLON

2005 New Products: Mitchum

The Licensing Opportunity

Broadening Licensing business into large Specialty Bath category in Q4 2004

Revlon Specialty Bath

Almay Specialty Bath

International Growth Opportunity

Build on organizational capabilities established in
2003 and 2004

Focus on countries where we have or can build
a winning competitive position

Support key local brands to drive growth
(e.g., Body Sprays, Ultima II, Bozzano and Gatineau)

Leverage progress and enhanced marketing
sophistication of U.S. business across International
markets

Highlights

Creating Business Momentum

Bottom-Line Drivers

Bottom-Line Drivers

Margin transformation initiatives critical to building long-term, sustainable profit model

(1)  Reflects annualized savings as a percentage of gross sales; savings forecasted to be achieved over 3 to 5 years, beginning in 2004.

           10.0

            Total Margin Opportunity

2.5

Fixed-Cost Leverage

7.0 - 8.5

             Subtotal Margin
     Transformation Initiatives

2.0

In-Store Merchandising

1.0

International Supply Chain

2.0

Product Life Cycle Management

1.0 - 1.5

Promotion Redesign

1.0 - 2.0

COGS Reduction/Indirect Sourcing

Estimated
Margin Pt Savings1

Margin Transformation Initiatives

Annualized Forecasted Savings: 100 – 200 bps of Gross Sales Achieved Over 3 – 5 Years

COGS Reduction and Indirect Sourcing

Value analysis review complete for majority of worldwide portfolio; implementation phase underway

Package rationalization in process

Strategic sourcing principles in place for direct purchasing and in development for indirect purchasing

Objective:

Reduce Both Direct and Indirect Costs

Streamline Componentry

Enhance Branding

Reduce Cost of Existing
Products

Establish Expertise and
Process to Minimize Cost of
Direct and Indirect Purchasing

Value Analysis

Package Rationalization

Strategic Sourcing

Progress to Date

Objective:

Develop Promotional Process and Business Model to
Deliver Promotions on Strategy, on Time and on Budget

Margin Transformation Initiatives

Promotion Redesign

Optimize Costs

Define and Implement

Efficient Promotional

Development Process

Identify

Next Generation

Promotional Strategy

Progress to Date

Established dedicated promotional strategy and execution team

Reduced use of one-time-only products in promotions

Improved lead-times for internal planning, avoiding unnecessary costs

Annualized Forecasted Savings: 100 – 150 bps of Gross Sales Achieved Over 3 – 5 Years

Margin Transformation Initiatives

Product Life Cycle Management

Create New Business Model

Birth – Smarter Sell-In of New Products

Life – Active Retailer Inventory Monitoring
and Management

Retirement – Reduce  Discontinuance Cost

Create Principles

Devise By Segment (Lip, Nail, Face, Eye)

Determine Optimal Timing and Sequence of
New Products

Objective:

Extend Productive Life of Products to:  Reduce Returns,
Optimize Wall Productivity, and Maximize Effectiveness of Spend

Annualized Forecasted Savings: 200 bps of Gross Sales Achieved Over 3 – 5 Years

Progress to Date

Re-Energizing existing franchises

De-Averaging sell-in of 2005 introductions

Partnering with retailers to optimize inventory levels

Creating Business Momentum

Grow U.S. color cosmetics
category and share

Advertising & Marketing

In-Store Excitement

New Products

Re-Energized Existing Franchises

Packaging

Customer Relationships

Develop other existing
U.S. businesses

Leverage licensing opportunities

Drive International growth
opportunity

Implement margin
transformation initiatives

Continue cost disciplines
across the organization

Create fixed-cost leverage
via top-line growth

Top-Line Drivers

Bottom-Line Drivers

Summary

The Revlon Story: Positioned For Growth

Significant Growth and
Profitability Improvements

Improved Customer Relationships

Strengthened Market Share Position

Strong Management Team

Powerful Brand Equities

Large and Attractive Category

Future Growth and
Margin Opportunity

Q & A

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED SALES RECONCILIATION(1)
(DOLLARS IN MILLIONS)

REVLON'S GLOBAL BUSINESS

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	GROWTH PLAN	ADJUSTED
Net sales	$1,299	$—	$5	$1,304
Add: Returns, allowances, discounts and other	281	—	(1)	280
Gross sales	$1,580	$—	$4	$1,584

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED SALES RECONCILIATION(1)
(DOLLARS IN MILLIONS)

INTERNATIONAL OVERVIEW

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	GROWTH PLAN	ADJUSTED
Net sales	$409	$—	$1	$410
Add: Returns, allowances, discounts and other	53	—	(1)	52
Gross sales	$462	$—	$0	$462

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA(1)
(DOLLARS IN MILLIONS)

PROGRESS TO DATE: INTERNATIONAL

	YEAR ENDED DECEMBER 31,			FIRST HALF
	2002	2003	% CHANGE	2003	2004	% CHANGE
Net sales - As reported	$359	$409	14%	$184	$212	15%
Growth plan	6	1	(2)	—	—	—
Net sales - Adjusted	$365	$410	12%	$184	$212	15%

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA(1)
(DOLLARS IN MILLIONS)

PROGRESS TO DATE: FINANCIAL RESULTS

	YEAR ENDED DECEMBER 31, 2001
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,278	$(17)	$—	$—	$1,261
Operating income	$16	$2	$82	$—	$100

Adjusted EBITDA:
Operating income	$16	$2	$82	$—	$100
Depreciation and amortization	109	(1)	(8)	—	100
	$125	$1	$74	$—	$200

	YEAR ENDED DECEMBER 31, 2002
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,119	$—	$—	$76	$1,195
Operating (loss) income	$(115)	$—	$25	$104	$14

Adjusted EBITDA:
Operating (loss) income	$(115)	$—	$25	$104	$14
Depreciation and amortization	109	—	(1)	(1)	107
	$(6)	$—	$24	$103	$121

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$1,299	$—	$—	$5	$1,304
Operating income	$21	$—	$7	$31	$59

Adjusted EBITDA:
Operating income	$21	$—	$7	$31	$59
Depreciation and amortization	101	—	(1)	(2)	98
	$122	$—	$6	$29	$157

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED SELECTED FINANCIAL DATA(1)
(DOLLARS IN MILLIONS)

PROGRESS TO DATE: FINANCIAL RESULTS

	FIRST HALF 2004
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$625	$—	$—	$—	$625
Operating income	$18	$—	$—	$—	$18

Adjusted EBITDA:
Operating income	$18	$—	$—	$—	$18
Depreciation and amortization	50	—	—	—	50
	$68	$—	$—	$—	$68

	FIRST HALF 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$614	$—	$—	$16	$630
Operating income	($7)	$—	$—	$26	$19

Adjusted EBITDA:
Operating income	($7)	$—	$—	$26	$19
Depreciation and amortization	51	—	—	(2)	49
	$44	$—	$—	$24	$68

	YEAR ENDED DECEMBER 31, 2004F
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED
Net sales	$ 1,335 - $1,350	$—	$—	$—	$ 1,335 - $1,350
Operating income	$90	$—	($2)	$—	$88

Adjusted EBITDA:
Operating income	$90	$—	($2)	$—	$88
Depreciation and amortization	102	—	—	—	102
	$192	$—	($2)	$—	$190

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED ADJUSTED EBITDA RECONCILIATION(1)
(DOLLARS IN MILLIONS)

PROGRESS TO DATE: FINANCIAL RESULTS

	YEAR ENDED DECEMBER 31,		FIRST HALF	YEAR ENDED DECEMBER 31,
	2002	2003	2004	2004F
RECONCILIATION TO CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash used for operating activities	($112)	($166)	($100)	($92)
Changes in assets and liabilities, net of acquisitions and dispositions	(54)	126	79	137
Loss on early extinguishment of debt	—	—	13	14
Interest expense, net	153	167	70	122
Foreign currency losses (gains), net	1	(5)	2	1
Miscellaneous, net	1	1	2	5
Provision for income taxes	5	1	2	5
As Reported Adjusted EBITDA	($6)	$122	$68	$192
RECONCILIATION TO NET LOSS:
Net loss from continuing operations	($287)	($154)	($97)	($146)
Interest expense, net	156	170	71	124
Amortization of debt issuance costs	8	9	5	8
Foreign currency losses (gains), net	1	(5)	2	1
Loss on early extinguishment of debt	—	—	33	93
Loss (gain) on sale of product line, brands and facilities, net	1	—	—	—
Miscellaneous, net	1	1	2	5
Provision for income taxes	5	1	2	5
Depreciation and amortization	109	101	50	102
As Reported Adjusted EBITDA	(6)	122	68	192
Product line and brands sold	—	—	—	—
Restructuring	10	6	—	(2)
Consolidation costs and other, net	14	—	—	—
Growth plan	103	29	—	—
Adjusted EBITDA	$121	$157	$68	$190

(1)	Subject to minor rounding differences

RECONCILIATION OF CERTAIN NON-GAAP MEASURES TO GAAP

REVLON, INC. AND SUBSIDIARIES
UNAUDITED OPERATING INCOME MARGIN RECONCILIATION(1)
(DOLLARS IN MILLIONS)

THE DESTINATION MODEL

	YEAR ENDED DECEMBER 31, 2003
	AS REPORTED	BRAND AND FACILITIES SOLD	RESTRUCTURING COSTS AND OTHER, NET	GROWTH PLAN	ADJUSTED	% GROSS SALES
Gross sales	$1,580	$—	$—	$4	$1,584	100%
Returns, allowances, discounts and other	281	—	—	(1)	280	18%
Net sales	1,299	—	—	5	1,304	82%
Cost of goods sold	501	—	(1)	—	500	32%
Gross profit	798	—	1	5	804	51%
Selling, general and administrative expenses	771	—	—	(26)	745	47%
Restructuring costs and other, net	6	—	(6)	—	—	0%
Operating income	$21	$—	$7	$31	$59	4%

Adjusted EBITDA:
Operating income	$21	$—	$7	$31	$59	4%
Depreciation and amortization	101		(1)	(2)	98	6%
	$122	$—	$6	$29	$157	10%

(1)	Subject to minor rounding differences